Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CBL & ASSOCIATES PROPERTIES, INC. (the “Company”) on Form 10-K for the year ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John N. Foy, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b) under the Securities Exchange Act of 1934 that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John N. Foy

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John N. Foy, Vice Chairman of the Board,

Chief Financial Officer and Treasurer

March 1, 2007

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Date